UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________________

Date of Report (Date of earliest event reported): July 31, 2017

GERMAN AMERICAN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Indiana
(State or other jurisdiction of incorporation)

001-15877	35-1547518
(Commission File Number)	(IRS Employer Identification No.)
711 Main Street Box 810 Jasper, Indiana	47546
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 482-1314

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [ ]

Item 2.02. Results of Operations and Financial Condition.

On July 31, 2017, German American Bancorp, Inc. (the “Company” or “German American”), issued a press release announcing its results for the quarter ended June 30, 2017, and making other disclosures. The press release (including the accompanying unaudited consolidated financial statements as of and for the quarter ended June 30, 2017, and other financial data) is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information incorporated by reference herein from Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

Cash Dividend. As announced in the press release that is furnished as Exhibit 99.1 to this report, the Company’s Board of Directors has declared a cash dividend of $0.13 per share which will be payable on August 20, 2017 to shareholders of record as of August 10, 2017. After taking into consideration the Company’s three-for-two stock split completed on April 21, 2017, this level of regular quarterly cash dividend represents approximately an 8% increase above the quarterly dividend level paid in the prior year.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

99.1
Press release dated July 31, 2017. This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

* * * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2017	GERMAN AMERICAN BANCORP, INC. By: /s/ Mark A. Schroeder Mark A. Schroeder, Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated July 31, 2017